Calvert  Virginia  Municipal
  Intermediate  Fund
April  12,  2000


                                 APRIL 12, 2000


CALVERT  VIRGINIA  MUNICIPAL  INTERMEDIATE  FUND
4550  MONTGOMERY  AVENUE
SUITE  1000
BETHESDA,  MARYLAND  20814

RE:     ACQUISITION  OF  ASSETS  OF CALVERT VIRGINIA MUNICIPAL INTERMEDIATE FUND
          BY  CALVERT  NATIONAL  MUNICIPAL  INTERMEDIATE  FUND

LADIES  AND  GENTLEMEN:

     YOU HAVE ASKED FOR OUR OPINION AS TO CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION DESCRIBED BELOW.

                           PARTIES TO THE TRANSACTION

     CALVERT VIRGINIA MUNICIPAL INTERMEDIATE FUND ("TARGET FUND") IS A SERIES OF CALVERT MUNICIPAL FUND, INC. (THE "COMPANY"), A MARYLAND CORPORATION.

     CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND ("ACQUIRING FUND") IS ALSO A SERIES OF THE COMPANY.

                       DESCRIPTION OF PROPOSED TRANSACTION

     IN  THE  PROPOSED  TRANSACTION  (THE "REORGANIZATION"), ACQUIRING FUND WILL
ACQUIRE ALL OF THE ASSETS OF TARGET FUND IN EXCHANGE FOR SHARES OF ACQUIRING FUND OF EQUIVALENT VALUE AND THE ASSUMPTION OF THE IDENTIFIED LIABILITIES OF TARGET FUND. TARGET FUND WILL THEN DISSOLVE AND DISTRIBUTE ALL OF THE ACQUIRING FUND SHARES WHICH IT HOLDS TO ITS SHAREHOLDERS PRO RATA IN PROPORTION TO THEIR SHAREHOLDINGS IN TARGET FUND, IN COMPLETE REDEMPTION OF ALL OUTSTANDING SHARES OF TARGET FUND.

                         SCOPE OF REVIEW AND ASSUMPTIONS

     IN RENDERING OUR OPINION, WE HAVE REVIEWED AND RELIED UPON THE FORM OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ACQUIRING FUND AND TARGET FUND (THE "REORGANIZATION AGREEMENT") WHICH IS ENCLOSED IN A PROSPECTUS/PROXY STATEMENT, REGISTRATION NUMBER 33-44968, TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT APRIL 17, 2000, WHICH DESCRIBES THE PROPOSED TRANSACTIONS, AND ON THE INFORMATION PROVIDED IN SUCH PROSPECTUS/PROXY STATEMENT. WE HAVE RELIED, WITHOUT INDEPENDENT VERIFICATION, UPON THE FACTUAL STATEMENTS MADE THEREIN, AND ASSUME THAT THERE WILL BE NO CHANGE IN MATERIAL FACTS DISCLOSED THEREIN BETWEEN THE DATE OF THIS LETTER AND THE DATE OF THE
CLOSING  OF  THE  TRANSACTION.  WE  FURTHER  ASSUME THAT THE TRANSACTION WILL BE
CARRIED  OUT  IN  ACCORDANCE  WITH  THE  REORGANIZATION  AGREEMENT.

                                 REPRESENTATIONS

     WRITTEN REPRESENTATIONS, COPIES OF WHICH ARE ATTACHED HERETO, HAVE BEEN MADE TO US BY THE APPROPRIATE OFFICERS OF TARGET FUND AND ACQUIRING FUND, AND WE HAVE WITHOUT INDEPENDENT VERIFICATION RELIED UPON SUCH REPRESENTATIONS IN RENDERING OUR OPINIONS.

                                    OPINIONS

     BASED ON AND SUBJECT TO THE FOREGOING, AND OUR EXAMINATION OF THE LEGAL AUTHORITY WE HAVE DEEMED TO BE RELEVANT, WE HAVE THE FOLLOWING OPINIONS:

     1. THE TRANSFER OF ALL OF THE ASSETS OF TARGET FUND IN EXCHANGE FOR SHARES OF ACQUIRING FUND AND ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED SPECIFIED LIABILITIES OF TARGET FUND FOLLOWED BY THE DISTRIBUTION OF SAID ACQUIRING FUND SHARES TO THE SHAREHOLDERS OF TARGET FUND IN DISSOLUTION AND LIQUIDATION OF TARGET FUND WILL CONSTITUTE A REORGANIZATION WITHIN THE MEANING OF 368(A)(1)(C) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND ACQUIRING FUND AND TARGET FUND WILL EACH BE "A PARTY TO A REORGANIZATION"
WITHIN  THE  MEANING  OF   368(B)  OF  THE  CODE.

     2.     NO  GAIN  OR  LOSS  WILL  BE  RECOGNIZED  BY ACQUIRING FUND UPON THE
RECEIPT  OF  THE  ASSETS  OF  TARGET  FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED LIABILITIES OF TARGET FUND.

     3. NO GAIN OR LOSS WILL BE RECOGNIZED TO TARGET FUND UPON THE TRANSFER OF ITS ASSETS TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED LIABILITIES OF TARGET FUND, OR UPON THE DISTRIBUTION (WHETHER ACTUAL OR CONSTRUCTIVE) OF SUCH ACQUIRING FUND SHARES TO THE SHAREHOLDERS OF TARGET FUND IN EXCHANGE FOR THEIR TARGET FUND SHARES.

     4. THE SHAREHOLDERS OF TARGET FUND WILL RECOGNIZE NO GAIN OR LOSS UPON THE EXCHANGE OF THEIR TARGET FUND SHARES FOR ACQUIRING FUND SHARES IN LIQUIDATION OF TARGET FUND.

     5. THE AGGREGATE BASIS OF THE ACQUIRING FUND SHARES RECEIVED BY EACH TARGET FUND SHAREHOLDER PURSUANT TO THE REORGANIZATION WILL BE THE SAME AS THE AGGREGATE BASIS OF THE TARGET FUND SHARES HELD BY SUCH SHAREHOLDER IMMEDIATELY PRIOR TO THE REORGANIZATION.

     6. THE HOLDING PERIOD OF THE ACQUIRING FUND SHARES RECEIVED BY EACH TARGET FUND SHAREHOLDER WILL INCLUDE THE PERIOD DURING WHICH THE TARGET FUND SHARES EXCHANGED THEREFOR WERE HELD BY SUCH SHAREHOLDER, PROVIDED THE TARGET FUND SHARES WERE HELD AS A CAPITAL ASSET ON THE DATE OF THE REORGANIZATION.

     7. THE BASIS OF THE ASSETS OF TARGET FUND ACQUIRED BY ACQUIRING FUND WILL BE THE SAME AS THE BASIS OF THOSE ASSETS IN THE HANDS OF TARGET FUND IMMEDIATELY PRIOR TO THE REORGANIZATION, AND THE HOLDING PERIOD OF THE ASSETS OF TARGET FUND IN THE HANDS OF ACQUIRING FUND WILL INCLUDE THE PERIOD DURING WHICH THOSE ASSETS WERE HELD BY TARGET FUND.

     THIS OPINION LETTER IS DELIVERED TO YOU IN SATISFACTION OF THE REQUIREMENTS OF SECTION 8(D) OF THE REORGANIZATION AGREEMENT. WE HEREBY CONSENT TO THE FILING OF THIS OPINION AS AN EXHIBIT TO THE REGISTRATION STATEMENT ON FORM N-14 RELATING TO THE REORGANIZATION AND TO USE OF OUR NAME AND ANY REFERENCE TO OUR FIRM IN SUCH REGISTRATION STATEMENT OR IN THE PROSPECTUS/PROXY STATEMENT CONSTITUTING A PART THEREOF. IN GIVING SUCH CONSENT, WE DO NOT THEREBY ADMIT THAT WE COME WITHIN THE CATEGORY OF PERSONS WHOSE CONSENT IS REQUIRED UNDER
SECTION 7 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER.

                                   VERY  TRULY  YOURS,



                                   SULLIVAN  &  WORCESTER  LLP

F:\DML\CGF\CAPOPN.VA:4/12/00

Calvert  Maryland  Municipal
  Intermediate  Fund
April  12,  2000


                                 APRIL 12, 2000


CALVERT  MARYLAND  MUNICIPAL  INTERMEDIATE  FUND
4550  MONTGOMERY  AVENUE
SUITE  1000
BETHESDA,  MARYLAND  20814

RE:     ACQUISITION  OF  ASSETS  OF CALVERT MARYLAND MUNICIPAL INTERMEDIATE FUND
          BY  CALVERT  NATIONAL  MUNICIPAL  INTERMEDIATE  FUND

LADIES  AND  GENTLEMEN:

     YOU HAVE ASKED FOR OUR OPINION AS TO CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION DESCRIBED BELOW.

                           PARTIES TO THE TRANSACTION

     CALVERT MARYLAND MUNICIPAL INTERMEDIATE FUND ("TARGET FUND") IS A SERIES OF CALVERT MUNICIPAL FUND, INC. (THE "COMPANY"), A MARYLAND CORPORATION.

     CALVERT NATIONAL MUNICIPAL INTERMEDIATE FUND ("ACQUIRING FUND") IS ALSO A SERIES OF THE COMPANY.

                       DESCRIPTION OF PROPOSED TRANSACTION

     IN  THE  PROPOSED  TRANSACTION  (THE "REORGANIZATION"), ACQUIRING FUND WILL
ACQUIRE ALL OF THE ASSETS OF TARGET FUND IN EXCHANGE FOR SHARES OF ACQUIRING FUND OF EQUIVALENT VALUE AND THE ASSUMPTION OF THE IDENTIFIED LIABILITIES OF TARGET FUND. TARGET FUND WILL THEN DISSOLVE AND DISTRIBUTE ALL OF THE ACQUIRING FUND SHARES WHICH IT HOLDS TO ITS SHAREHOLDERS PRO RATA IN PROPORTION TO THEIR SHAREHOLDINGS IN TARGET FUND, IN COMPLETE REDEMPTION OF ALL OUTSTANDING SHARES OF TARGET FUND.

                         SCOPE OF REVIEW AND ASSUMPTIONS

     IN RENDERING OUR OPINION, WE HAVE REVIEWED AND RELIED UPON THE FORM OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ACQUIRING FUND AND TARGET FUND (THE "REORGANIZATION AGREEMENT") WHICH IS ENCLOSED IN A PROSPECTUS/PROXY STATEMENT, REGISTRATION NUMBER 33-44968, TO BE FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT APRIL 17, 2000, WHICH DESCRIBES THE PROPOSED TRANSACTIONS, AND ON THE INFORMATION PROVIDED IN SUCH PROSPECTUS/PROXY STATEMENT. WE HAVE RELIED, WITHOUT INDEPENDENT VERIFICATION, UPON THE FACTUAL STATEMENTS MADE THEREIN, AND ASSUME THAT THERE WILL BE NO CHANGE IN MATERIAL FACTS DISCLOSED THEREIN BETWEEN THE DATE OF THIS LETTER AND THE DATE OF THE
CLOSING  OF  THE  TRANSACTION.  WE  FURTHER  ASSUME THAT THE TRANSACTION WILL BE
CARRIED  OUT  IN  ACCORDANCE  WITH  THE  REORGANIZATION  AGREEMENT.

                                 REPRESENTATIONS

     WRITTEN REPRESENTATIONS, COPIES OF WHICH ARE ATTACHED HERETO, HAVE BEEN MADE TO US BY THE APPROPRIATE OFFICERS OF TARGET FUND AND ACQUIRING FUND, AND WE HAVE WITHOUT INDEPENDENT VERIFICATION RELIED UPON SUCH REPRESENTATIONS IN RENDERING OUR OPINIONS.

                                    OPINIONS

     BASED ON AND SUBJECT TO THE FOREGOING, AND OUR EXAMINATION OF THE LEGAL AUTHORITY WE HAVE DEEMED TO BE RELEVANT, WE HAVE THE FOLLOWING OPINIONS:

     1. THE TRANSFER OF ALL OF THE ASSETS OF TARGET FUND IN EXCHANGE FOR SHARES OF ACQUIRING FUND AND ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED SPECIFIED LIABILITIES OF TARGET FUND FOLLOWED BY THE DISTRIBUTION OF SAID ACQUIRING FUND SHARES TO THE SHAREHOLDERS OF TARGET FUND IN DISSOLUTION AND LIQUIDATION OF TARGET FUND WILL CONSTITUTE A REORGANIZATION WITHIN THE MEANING OF 368(A)(1)(C) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND ACQUIRING FUND AND TARGET FUND WILL EACH BE "A PARTY TO A REORGANIZATION"
WITHIN  THE  MEANING  OF   368(B)  OF  THE  CODE.

     2.     NO  GAIN  OR  LOSS  WILL  BE  RECOGNIZED  BY ACQUIRING FUND UPON THE
RECEIPT  OF  THE  ASSETS  OF  TARGET  FUND SOLELY IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED LIABILITIES OF TARGET FUND.

     3. NO GAIN OR LOSS WILL BE RECOGNIZED TO TARGET FUND UPON THE TRANSFER OF ITS ASSETS TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION BY ACQUIRING FUND OF THE IDENTIFIED LIABILITIES OF TARGET FUND, OR UPON THE DISTRIBUTION (WHETHER ACTUAL OR CONSTRUCTIVE) OF SUCH ACQUIRING FUND SHARES TO THE SHAREHOLDERS OF TARGET FUND IN EXCHANGE FOR THEIR TARGET FUND SHARES.

     4. THE SHAREHOLDERS OF TARGET FUND WILL RECOGNIZE NO GAIN OR LOSS UPON THE EXCHANGE OF THEIR TARGET FUND SHARES FOR ACQUIRING FUND SHARES IN LIQUIDATION OF TARGET FUND.

     5. THE AGGREGATE BASIS OF THE ACQUIRING FUND SHARES RECEIVED BY EACH TARGET FUND SHAREHOLDER PURSUANT TO THE REORGANIZATION WILL BE THE SAME AS THE AGGREGATE BASIS OF THE TARGET FUND SHARES HELD BY SUCH SHAREHOLDER IMMEDIATELY PRIOR TO THE REORGANIZATION.

     6. THE HOLDING PERIOD OF THE ACQUIRING FUND SHARES RECEIVED BY EACH TARGET FUND SHAREHOLDER WILL INCLUDE THE PERIOD DURING WHICH THE TARGET FUND SHARES EXCHANGED THEREFOR WERE HELD BY SUCH SHAREHOLDER, PROVIDED THE TARGET FUND SHARES WERE HELD AS A CAPITAL ASSET ON THE DATE OF THE REORGANIZATION.

     7. THE BASIS OF THE ASSETS OF TARGET FUND ACQUIRED BY ACQUIRING FUND WILL BE THE SAME AS THE BASIS OF THOSE ASSETS IN THE HANDS OF TARGET FUND IMMEDIATELY PRIOR TO THE REORGANIZATION, AND THE HOLDING PERIOD OF THE ASSETS OF TARGET FUND IN THE HANDS OF ACQUIRING FUND WILL INCLUDE THE PERIOD DURING WHICH THOSE ASSETS WERE HELD BY TARGET FUND.

     THIS OPINION LETTER IS DELIVERED TO YOU IN SATISFACTION OF THE REQUIREMENTS OF SECTION 8(D) OF THE REORGANIZATION AGREEMENT. WE HEREBY CONSENT TO THE FILING OF THIS OPINION AS AN EXHIBIT TO THE REGISTRATION STATEMENT ON FORM N-14 RELATING TO THE REORGANIZATION AND TO USE OF OUR NAME AND ANY REFERENCE TO OUR FIRM IN SUCH REGISTRATION STATEMENT OR IN THE PROSPECTUS/PROXY STATEMENT CONSTITUTING A PART THEREOF. IN GIVING SUCH CONSENT, WE DO NOT THEREBY ADMIT THAT WE COME WITHIN THE CATEGORY OF PERSONS WHOSE CONSENT IS REQUIRED UNDER
SECTION 7 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER.

                                   VERY  TRULY  YOURS,



                                   SULLIVAN  &  WORCESTER  LLP

F:\DML\CGF\CAPOPN.MD:4/12/00